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                                                                    EXHIBIT 10.1

                             METAL MANAGEMENT, INC.

                     10% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT

                                                                     May 8, 1998

Goldman, Sachs & Co.
BT Alex. Brown Incorporated
Salomon Brothers Inc
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     Metal Management, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $180,000,000 principal amount of its 10% Senior Subordinated Notes due 2008 (the "Securities"). The Securities and the Exchange Securities (as defined below) will be fully and unconditionally guaranteed (the "Guarantees") on an unsecured, senior subordinated basis, jointly and severally, by the Company's current Restricted Subsidiaries (as defined in the within-mentioned Indenture) and certain of the Company's future Restricted Subsidiaries (each a "Guarantor," and, collectively, the "Guarantors"), as shall be set forth more fully in the Indenture.

     1. Each of the Company and each of the Guarantors represents and warrants to, and agrees with, each of the Purchasers that:

          (a) A preliminary offering circular, dated April 24, 1998 (the "Preliminary Offering Circular") and an offering circular, dated May 8, 1998 (the "Offering Circular"), in each case including the international supplement thereto which is attached to and made a part of the Preliminary Offering Circular and the Offering Circular, have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the initial distribution of the Securities. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and the Guarantors by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

          (b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements of the Company included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the
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     respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), in each case otherwise than as set forth or contemplated in the Offering Circular;

          (c) The Company and its subsidiaries have good title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances or defects that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (d) The Company has been duly incorporated and each of the Company and each of its subsidiaries is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of properties or conduct of business requires such qualification, or is subject to no liabilities or disabilities by reason of the failure to be so qualified in any such jurisdiction that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Material Adverse Effect;

          (e) The Company had an authorized capitalization as of December 31, 1997 as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of each corporate subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for those shares pledged under the Senior Credit Facility (as defined in the Offering Circular) and other liens, encumbrances, equities or claims that, individually or in the aggregate, have not resulted or could not reasonably be expected to result in a Material Adverse Effect;

          (f) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated the date on which the Time of Delivery (as defined below) occurs (the "Indenture") among the Company, the Guarantors and LaSalle National Bank, as Trustee (the "Trustee"), under which they are to be issued; the Exchange Securities have been duly authorized and, when issued and delivered pursuant to the Registration Rights Agreement (as defined below), will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantors and the Trustee, will constitute a valid and legally binding instrument, enforceable against the Company and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantees of the Securities have been duly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Securities have been
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     issued, delivered and paid for pursuant to the terms of this Agreement, will constitute valid and legally binding instruments, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantees of the Exchange Securities have been duly authorized by each of the Guarantors and, when executed and delivered pursuant to the Registration Rights Agreement, will constitute valid and legally binding instruments, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, the Indenture and the Guarantees will conform in all material respects to the descriptions thereof in the Offering Circular;

          (g) The Senior Credit Facility has been duly authorized, executed and delivered by the Company and the Guarantors party thereto and constitutes a valid and legally binding instrument, enforceable against the Company and such Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company, the Guarantors and the other parties thereto, will constitute a valid and legally binding instrument, enforceable against the Company and the Guarantors in accordance with its terms (other than the provisions of Section 8 thereof insofar as such provisions may be unenforceable as against the policy of the United States Securities and Exchange Commission (the "Commission")), subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (h) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), or Regulations G, T, U and X of the Board of Governors of the Federal Reserve System promulgated thereunder;

          (i) The issuance and sale of the Securities, the issuance of the Guarantees, the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement, the compliance by the Guarantors with all of the provisions of the Guarantees, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than conflicts, breaches, violations or defaults that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter, by-laws or other similar organizational or governing document of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties other than violations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities, the issuance of the Guarantees or the consummation by the Company or any Guarantor of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except as may be required in connection with the transactions contemplated by the Registration Rights Agreement and except for such consents,

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     approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

          (j) Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or other similar organizational or governing document or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than defaults that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect;

          (k) The statements set forth in the Offering Circular under the caption "Description of the Notes," insofar as they purport to constitute a summary of the terms of the Securities, the Guarantees, the Indenture, the Exchange Securities and the Registration Rights Agreement and under the captions "Management," "Certain Relationships and Related Transactions," "Certain United States Federal Tax Consequences" and "Description of the Senior Credit Facility," insofar as they purport to describe the matters referred to therein, are accurate and complete in all material respects;

          (l) Other than proceedings that are set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (m) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

          (n) The Company is subject to Section 13 or 15(d) of the Exchange Act;

          (o) Other than as described in the Offering Circular, each of the Company and its subsidiaries is (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all material terms and conditions of any such permit, license or approval, in each case, other than matters that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect;

          (p) (i) Each of the Company and its subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Circular, and all such Authorizations are in full force and effect, and (ii) the Company and its subsidiaries are in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, in each case, other

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     than matters that, individually or in the aggregate, have not resulted or could not reasonably be expected to result in a Material Adverse Effect;

          (q) Except as contemplated by the Registration Rights Agreement, no holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement;

          (r) Except as disclosed in the Offering Circular, there are no business relationships or related party transactions that would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission and each business relationship or related party transaction described therein is a fair and accurate description of the relationships and transactions so described;

          (s) Except as disclosed in the Offering Circular, there is (i) no material unfair labor practice complaint pending against the Company or any Guarantor, or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no material grievance or material arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any Guarantor, or, to the best knowledge of the Company, threatened against any of them; (ii) no material strike, labor dispute, slowdown or stoppage pending against the Company or any Guarantor nor, to the best knowledge of the Company, threatened against the Company or any Guarantor; and (iii) to the best knowledge of the Company, no union organizing activities are taking place;

          (t) Neither the Company nor any of the Guarantors is, or after giving effect to the offer and sale of the Securities will be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (u) Neither the Company, any affiliate of the Company nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act, and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902, provided, that for purposes of this paragraph
     (u), the representations and warranties of the Purchasers in Section 3 and Annex I are assumed to be true and correct;

          (v) Within the preceding six months, none of the Company, the Guarantors or any other person acting on behalf of the Company or any Guarantor has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than the Securities offered or sold to the Purchasers hereunder. The Company and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person of any Securities or any security substantially similar thereto issued by the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities (the "Offering") in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

          (w) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

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          (x) The firms of public accountants that have certified any financial statements in the Preliminary Offering Circular or the Offering Circular are independent public accountants as defined in the rules and regulations of the Commission under the Securities Act;

     2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, plus accrued interest, if any, from May 13, 1998 to the Time of Delivery, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto. Subject to the terms and conditions herein set forth, each of the Guarantors agrees to issue its Guarantee of the Securities.

     3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company and the Guarantors that:

          (a) It will offer and sell the Securities only: (i) to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

          (b) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act; and

          (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

     4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form, which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer to the account of the Company designated by the Company reasonably in advance of the Time of Delivery in Federal (same day) funds by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the global certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 8:30 a.m., Chicago time, on May 13, 1998 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(n) hereof, will be delivered at such time and date at the offices of Mayer, Brown & Platt (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery.

     5. The Company and the Guarantors agree with each of the Purchasers as follows:

          (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the
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     distribution of the Securities, provided that in connection therewith the
     Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Purchasers with four copies of the Offering Circular and each amendment or supplement thereto, with signed copies of each report of independent accountants in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such reports, and additional copies thereof in such quantities as you may from time to time reasonably request; and if, at any time prior to the earlier of the effectiveness of any registration statement required to be filed pursuant to Section 4 of the Registration Rights Agreement or the expiration of six months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular that will correct such statement or omission or effect such compliance;

          (d) During the period beginning from the date hereof and continuing until the date that is 60 days after the date of the Offering Circular, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the Registration Rights Agreement, any securities of the Company that are substantially similar to the Securities or the Exchange Securities, or any securities of the Company convertible into or exchangeable for, or that otherwise represent a right to acquire, securities of the Company substantially similar to the Securities or the Exchange Securities;

          (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

          (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the "Additional Issuer Information") satisfying the requirements of subsection
     (d)(4)(i) of Rule 144A under the Securities Act;

          (g) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

          (h) During a period of three years from the date of the Offering Circular, to furnish to you copies of such information concerning the business and financial condition of the Company as you may from time to time reasonably request (including, if the Company is not subject to the reporting requirements of the Exchange Act, (i) as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants), (ii) as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date the Company is not subject to the reporting requirements of the Exchange Act), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail and (iii) during the period of five years from the date of the Offering Circular,

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     copies of all reports or other communications (financial or other)
     furnished to stockholders of the Company);

          (i) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

          (j) To comply with the provisions of the Registration Rights Agreement; and

          (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds."

     6. The Company and the Guarantors covenant and agree with the several Purchasers that the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing this Agreement, the Indenture and the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with Blue Sky surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading on the PORTAL market; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees, disbursements and expenses of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantors shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) Sidley & Austin, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to certain matters covered in paragraphs (i), (iv), (v), (vi), (vii),
     (viii), (ix), (xi), (xiv), (xv) and (xvi) of subsection (b) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (b) Mayer, Brown & Platt, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority

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

        (corporate and other) to own its properties and conduct its business as described in the Offering Circular;

             (ii) The Company has an authorized capitalization as set forth in the Offering Circular;

             (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the jurisdictions listed in a schedule to such opinion, such jurisdictions being those certified by the Company in which it owns or leases properties or conducts business so as to require such qualification, except for jurisdictions as to which the failure to be so qualified, individually or in the aggregate, have not resulted or could not reasonably be expected to result in a Material Adverse Effect (provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate);

             (iv) This Agreement has been duly authorized, executed and delivered by the Company;

             (v) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, and the holders thereof will be entitled to the benefits provided by the Indenture; and the Securities conform in all material respects to the descriptions thereof in the Offering Circular;

             (vi) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a valid and legally binding instrument, enforceable against the Company and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms in all material respects to the descriptions thereof in the Offering Circular;

             (vii) The Exchange Securities have been duly authorized and, when authenticated, issued and delivered pursuant to the Registration Rights Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture;

             (viii) The Guarantees of the Securities have been duly authorized, executed and delivered by each of the Guarantors and constitute valid and legally binding instruments, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantees of the Securities conform in all material respects to the descriptions thereof in the Offering Circular;

             (ix) The Guarantees of the Exchange Securities have been duly authorized and, when executed and delivered by each of the Guarantors pursuant to the Registration Rights Agreement and the Indenture, will constitute valid and legally binding instruments, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

             (x) The Senior Credit Facility has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding instrument, enforceable against the Company and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the

        Senior Credit Facility conforms in all material respects to the descriptions thereof in the Offering Circular;

             (xi) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a valid and legally binding instrument, enforceable against the Company and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Registration Rights Agreement conforms in all material respects to the descriptions thereof in the Offering Circular;

             (xii) The issuance and sale of the Securities, the issuance of the Guarantees, the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement, the compliance by the Guarantors with all of the provisions of the Guarantees, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not violate, result in a breach or violation of or create a default under any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument listed on an attachment to such opinion, which constitute all of the agreements or instruments made available to such counsel by the Company in response to such counsel's request for copies of agreements or other instruments to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject that are material to the Company and its subsidiaries taken as a whole (provided that such counsel shall state that they believe that both you and they are justified in relying on such inquiry), nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any Federal, Illinois or New York statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

             (xiii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities, the issuance of the Guarantees or the consummation by the Company or any Guarantor of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except as may be required in connection with the transactions contemplated by the Registration Rights Agreement and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

             (xiv) The statements set forth in the Offering Circular under the caption "Description of the Notes," insofar as they purport to constitute a summary of the terms of the Securities, the Guarantees, any Exchange Securities and the Registration Rights Agreement and under the captions "Management," "Certain Relationships and Related Transactions," "Certain United States Tax Consequences" and "Description of the Senior Credit Facility," insofar as they purport to describe the provisions of the legal or contractual matters referred to therein, are accurate in all material respects;

             (xv) No registration of the Securities or the Guarantees under the Securities Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities and the Guarantees by the Purchasers in the manner contemplated by this Agreement, provided, that for purposes of this clause (xv), counsel may assume the representations and warranties of the Purchasers in Section 3 and Annex I are true and correct;

             (xvi) Nothing has come to our attention that has led us to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial data therein, including the financial statements and related footnotes and schedules, as to which such counsel need express no opinion) contained as of the date of the Offering Circular or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

             (xvii) Neither the Company nor any of the Guarantors is, or after giving effect to the offer and sale of the Securities will be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

          (c) Shefsky & Froelich Ltd., counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

             (ii) Each subsidiary of the Company is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be; and all of the issued shares of capital stock of each corporate subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for those shares pledged under the Senior Credit Facility (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates); and

             (iii) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (d) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Price Waterhouse LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you; and, on the date of the Offering Circular prior to the execution of this Agreement, each of the independent accountants whose report(s) on the audited financial statements of any of the Guarantors that are included in the Offering Circular shall have furnished to you a letter, dated the date of delivery thereof, in form and substance satisfactory to you, to the extent relevant to the financial statements covered by such report(s);

          (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the

     Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co., after consultation with the Company, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

          (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Illinois state authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of Goldman, Sachs & Co., after consultation with the Company, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere that, in the judgment of Goldman, Sachs & Co., after consultation with the Company, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities;

          (h) The Securities shall have been designated for trading on PORTAL;

          (i) The Company and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantors reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantors of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in the first paragraph of this Section 7 and in subsections (e) and (f) of this Section 7 and as to such other matters as you may reasonably request;

          (j) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Purchasers shall have received counterparts, conformed as executed, thereof;

          (k) The Company, the Guarantors and the Purchasers shall have entered into the Registration Rights Agreement dated as of the date on which the Time of Delivery occurs (the "Registration Rights Agreement") and the Purchasers shall have received counterparts, conformed as executed, thereof;

          (l) There shall exist at and as of the Time of Delivery no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Senior Credit Facility;

          (m) The creditors of the Company who are being repaid with the net proceeds of the Offering as described in the Offering Circular under "Use of Proceeds" (other than in respect of the Senior Credit Facility) shall have delivered canceled notes (or other evidence of repayment satisfactory to the Purchasers) to the Company in connection with the Company's repayment of the related indebtedness and the Company shall have delivered copies of such notes (or such other evidence) to the Purchasers; and

          (n) Prior to the Time of Delivery, the Company and the Guarantors shall have furnished to the Purchasers such further information, certificates and documents as the Purchasers may reasonably request.

     8. (a) The Company and the Guarantors will, jointly and severally, indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which it may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any of the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or any of the Guarantors by or on behalf of any Purchaser through Goldman, Sachs & Co. expressly for inclusion in the Preliminary Offering Circular or the Offering Circular.

     (b) Each Purchaser will, severally and not jointly, indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company or any of the Guarantors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for inclusion in the Preliminary Offering Circular or the Offering Circular and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company or the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to employ counsel reasonably satisfactory to the indemnified party in a timely manner or (iii) the indemnified party shall have been advised by counsel that there are actual or potential conflicting interests between the indemnifying party and the indemnified party, including situations in which there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, provided, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions in respect of the Securities exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and the Guarantors under this Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantors and to each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act.

     9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than ten days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser, the Company or any Guarantor, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors and the Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or any Guarantor or any officer or director or controlling person of the Company or any Guarantor, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Guarantors shall not then be under any liability to any Purchaser, except as provided in Sections 6 and 8 hereof; but if for any other reason the Securities are not delivered by or on behalf of the Company and the Guarantors as provided herein, the Company and the Guarantors will reimburse the Purchasers for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Guarantors shall then be under no further liability to any Purchaser, except as provided in Sections 6 and 8 hereof.

     12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or the Guarantors shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company or the Guarantor, as the case may be, set forth in the Offering Circular, Attention: Chief Executive Officer and General Counsel, provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Purchasers upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Guarantors and each person who controls the Company, any of the Guarantors or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Company and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request.

                                          Very truly yours,
                                          METAL MANAGEMENT, INC.

                                          By:    /s/ DAVID A. CARPENTER
                                             -----------------------------------
                                             Name: David A. Carpenter
                                             Title: Vice President

                                          AEROSPACE METALS, INC.
                                          AMERICAN SCRAP PROCESSING, INC.
                                          BRIQUETTING CORPORATION OF AMERICA
                                          C. SHREDDING CORP.
                                          CALIFORNIA METALS RECYCLING, INC.
                                          CIM TRUCKING, INC.
                                          COMETCO CORP.
                                          COZZI BUILDING CORPORATION
                                          COZZI IRON & METAL, INC.
                                          EMCO TRADING, INC.
                                          FERREX TRADING CORPORATION
                                          FIRMA, INC.
                                          FIRMA PLASTIC CO., INC.
                                          HOUSTON COMPRESSED STEEL CORP.
                                          HOUTEX METALS COMPANY, INC.
                                          THE ISAAC CORPORATION
                                          P. JOSEPH IRON & METAL, INC.
                                          KANKAKEE SCRAP CORPORATION
                                          MACLEOD METALS CO.
                                          METAL MANAGEMENT ARIZONA, INC.
                                          METAL MANAGEMENT REALTY, INC.
                                          138 SCRAP ACQUISITION CORP.
                                          PAULDING RECYCLING, INC.
                                          PROLER SOUTHWEST INC.
                                          PROLER STEELWORKS L.L.C.
                                          SALT RIVER RECYCLING, L.L.C.
                                          SCRAP PROCESSING, INC.
                                          SUPERIOR FORGE, INC.
                                          TROJAN TRADING CO.
                                          USA SOUTHWESTERN CARRIER, INC.

                                          By:    /s/ DAVID A. CARPENTER
                                             -----------------------------------
                                             Name: David A. Carpenter
                                             Title: Vice President

                                        RESERVE IRON & METAL LIMITED PARTNERSHIP

                                        By: P. JOSEPH IRON & METAL, INC.,
                                             its general partner

                                        By:     /s/ DAVID A. CARPENTER
                                           -------------------------------------
                                           Name: David A. Carpenter
                                           Title: Vice President
Accepted as of the date hereof:
GOLDMAN, SACHS & CO.
BT ALEX. BROWN INCORPORATED
SALOMON BROTHERS INC

By:    /s/ GOLDMAN, SACHS & CO.
     ---------------------------------
          (Goldman, Sachs & Co.)